Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

dated as of

February 19, 2013

among

SABRE INC.,

as the Borrower

SABRE HOLDINGS CORPORATION,

as Holdings

CERTAIN SUBSIDIARIES OF SABRE INC.

IDENTIFIED HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent

TABLE OF CONTENTS

		Page

ARTICLE I
DEFINITIONS

SECTION 1.01.	Credit Agreement	1

SECTION 1.02.	Other Defined Terms	2

ARTICLE II
PLEDGE OF SECURITIES

SECTION 2.01.	Pledge	6

SECTION 2.02.	Delivery of the Pledged Collateral	7

SECTION 2.03.	Representations, Warranties and Covenants	7

SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	8

SECTION 2.05.	Registration in Nominee Name; Denominations	9

SECTION 2.06.	Voting Rights; Dividends and Interest	9

SECTION 2.07.	Administrative Agent Not a Partner or Limited Liability Company Member	10

ARTICLE III
SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	Security Interest	11

SECTION 3.02.	Representations and Warranties	12

SECTION 3.03.	Covenants	13

SECTION 3.04.	Other Actions	17

ARTICLE IV
REMEDIES

SECTION 4.01.	Remedies upon Default	18

SECTION 4.02.	Application of Proceeds	20

SECTION 4.03.	Grant of License to Use Intellectual Property; Power of Attorney	20

ARTICLE V
INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 5.01.	Indemnity	21

SECTION 5.02.	Contribution and Subrogation	21

SECTION 5.03.	Subordination	21

ARTICLE VI
MISCELLANEOUS

SECTION 6.01.	Notices	21

SECTION 6.02.	Waivers; Amendment	21

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TABLE OF CONTENTS

(continued)

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ANNEX A	List of Credit Parties

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Perfection Certificate
EXHIBIT III	Form of Patent Security Agreement
EXHIBIT IV	Form of Trademark Security Agreement
EXHIBIT V	Form of Copyright Security Agreement

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of February 19, 2013, among SABRE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SABRE INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as administrative agent for the Secured Parties (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the Amended and Restated Credit Agreement effective as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), the Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower, each other Grantor and Deutsche Bank AG New York Branch, as administrative agent, have entered into that certain Pledge and Security Agreement dated as of March 30, 2007 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Existing Pledge and Security Agreement”);

WHEREAS, each of Holdings and each Subsidiary party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit; and

WHEREAS, as an inducement to and as one of the conditions precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement, the Administrative Agent, the Lenders and the L/C Issuers have required the amendment and restatement of the Existing Pledge and Security Agreement in the form of this Agreement and that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the L/C Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent that the Existing Pledge and Security Agreement shall be and is hereby amended and restated in its entirety as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

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SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Bank of America, N.A., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereof.

“Agreement” means this Amended and Restated Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO or any foreign equivalent office.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” means:

(a) any Principal Domestic Property;

(b) any letter-of-credit rights;

(c) any Securitization Assets;

(d) any L/C Assets;

(e) any motor vehicles and other assets subject to certificates of title;

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(f) any real property that is not a Material Real Property;

(g) any leasehold interests;

(h) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(i) any Intellectual Property whose pledge would result in the forfeiture of the Grantors’ rights in such property including, without limitation, any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(j) any General Intangible, Investment Property or other rights of a Grantor arising under any contract, lease, instrument, license or other document or any assets subject thereto if but only to the extent that and so long as the grant of a security interest therein would (x) constitute a violation or abandonment of, or render unenforceable, a valid and enforceable restriction in respect of such General Intangible, Investment Property or other such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty), or (y) expressly give any other party in respect of any such contract, lease, instrument, license or other document, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (i) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (i) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document, or to the extent severable, to any portion thereof that does not result in any of the conditions in (x) or (y) above;

(k) any assets the pledge of which is prohibited by law or by agreements containing anti-assignment clauses not overridden by the Uniform Commercial Code or other applicable law; and

(l) any asset with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a security interest in such asset or perfection thereof is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Security” means

(a) any shares of stock or debt of any Domestic Subsidiary (as defined in the Existing 2016 Notes Indenture);

(b) more than 65% of the issued and outstanding voting Equity Interests of any Material Foreign Subsidiary that is a direct Subsidiary of a Loan Party;

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(c) any Equity Interests of any Foreign Subsidiary that is not a Material Foreign Subsidiary;

(d) any Equity Interests of any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement);

(e) any Equity Interests of any Subsidiary that are not directly held by a Loan Party;

(f) any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition that are subject to a Lien permitted by Section 7.01(v) the Credit Agreement, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(g) any shares of stock or debt whose pledge is prohibited by law or by agreements containing anti-assignment clauses not overridden by applicable law; and

(h) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Lenders.

“Excluded Swap Obligation” has the meaning assigned to such term in the Guaranty.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, Intellectual Property, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Holdings, Borrower, and each Guarantor.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation, domain names and all additions, improvements and accessions to, and books and records describing any of the foregoing, together with all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC, but shall not include any Pledged Collateral.

“L/C Assets” means all deposit and securities accounts (including all funds held in or credited to such accounts, interest, dividends or other property distributed in respect of such accounts and any proceeds thereof) that may be opened from time to time with one or more banks or other financial institutions (including with a foreign branch of such banks or other financial institutions) securing letters of credit, demand guarantees, bankers’ acceptances or similar obligations and reimbursement obligations in respect thereof, other than those provided under the Credit Agreement.

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“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement, (b) each Secured Hedge Agreement entered into with a Hedge Bank, and (c) each agreement governing Cash Management Services entered into with a Cash Management Bank.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the USPTO or any similar offices in any other country, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed as of the Closing Date, and as of any subsequent delivery date as required pursuant to the Loan Documents, by the chief financial officer or the chief legal officer of each of Holdings and the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the Obligations (as defined in the Credit Agreement); provided that, with respect to any Grantor, the Secured Obligations of such Grantor shall not include any Excluded Swap Obligations of such Grantor.

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“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Sections 10.01(c) and 10.02 of the Credit Agreement.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) all Equity Interests held by it, including without limitation those Equity Interests listed on Schedule I and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it, including without limitation those debt securities listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”); provided, however, that in no event shall Pledged Collateral include any property with respect to which a Grantor is treated as having a “security entitlement” within the meaning of Article 8 of any applicable Uniform Commercial Code.

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TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees to deliver or cause to be delivered as promptly as practicable to the Administrative Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by any Person (other than intercompany Indebtedness between Credit Parties and intercompany Indebtedness referred to in the following clause (ii)) having an aggregate principal amount in excess of the Dollar Amount of $5,000,000, to be evidenced by a duly executed promissory note, and (ii) any intercompany Indebtedness made by such Grantor to a Non-Loan Party to be evidenced by (x) a duly executed global promissory note to which such Non-Loan Party is a signatory, or (y) at the option of the Grantor, to the extent such Indebtedness is in an aggregate principal amount in excess of the Dollar Amount of $15,000,000, a duly executed promissory note; in each case (i) and (ii) that is delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Holdings and the Borrower jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or a subsidiary of the Borrower, to the best of Holdings’ and the Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

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(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, to the extent such perfection is governed by the Uniform Commercial Code; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not have in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code, or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

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SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Borrower prior notice of its intent to exercise such rights unless a Bankruptcy Event of Default shall have occurred and be continuing in which case no notice shall be required.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner, except as may be expressly permitted under this Agreement, the Credit Agreement or the other Loan Documents, that would materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any non-cash (and non-cash equivalent) dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

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(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Borrower of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Administrative Agent to the Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07. Administrative Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Administrative Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Administrative Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Administrative Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto or to any other Loan Document, this Agreement shall not be construed as creating a partnership or joint venture among the Administrative Agent, any other Secured Party, any Grantor and/or any other Person.

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ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guaranteed Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Commercial Tort Claims listed on Schedule II hereto;

(iv) all Deposit Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all supporting obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued

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to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

(e) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account.

SECTION 3.02. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the material Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The information set forth in the Perfection Certificate, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered

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Copyrights, respectively, have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof, (ii) as may be required under the laws of jurisdictions outside the United States with respect to Article 9 Collateral created under such laws, and (iii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all Intellectual Property in which a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The material Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants. (a) The Borrower agrees promptly (and in any event within 60 days of such change) to notify the Administrative Agent in writing of any change in (i) the legal name, (ii) the identity or type of organization or corporate structure, (iii) the jurisdiction of organization, (iv) the chief executive office or (v) the organizational identification number, of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly (and in any event within 60 days of such change) thereafter notify the Administrative Agent of such organizational identification number and shall take all actions reasonably requested by the Administrative Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Administrative Agent in the Article 9 Collateral intended to be granted hereby fully perfected and in full force and effect.

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(b) Upon becoming aware of any defect in the security interests (and the priority thereof, except as expressly permitted pursuant to Section 7.01 of the Credit Agreement) of the Administrative Agent in the Article 9 Collateral intended to be granted hereby, the Borrower agrees promptly (and in any event within 60 days of such knowledge) to notify the Administrative Agent in writing of such defect.

(c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent an updated Perfection Certificate executed by the chief financial officer or the chief legal officer of each of Holdings and the Borrower, setting forth any information required therein that has changed or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c) and certifying that all UCC financing statements, Intellectual Property Security Agreements and other appropriate filings, recordings or registrations have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the Security Interests and Liens in the United States under this Agreement.

(d) The Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(e) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Article 9 Collateral consisting of Intellectual Property which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(i)(ix). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein, in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person, the value of which is in excess of $10,000,000, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions

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and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(h) If any Grantor shall at any time hold or acquire a Commercial Tort Claim with a value in excess of $10,000,000 and for which such Grantor (or predecessor in interest) has filed a complaint in a court of competent jurisdiction, such Grantor shall promptly notify the Administrative Agent in writing signed by such Grantor of the brief details thereof and grant to the Administrative Agent a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement pursuant to a document in form and substance reasonably satisfactory to the Administrative Agent.

(i) Intellectual Property Covenants, Representations and Warranties:

(i) Other than to the extent permitted herein or in the Credit Agreement or with respect to registration and applications no longer used, and except to the extent failure to act would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Article 9 Collateral consisting of Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to diligently pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, now or hereafter included in such Article 9 Collateral consisting of Intellectual Property of such Grantor where reasonable to do so. Each Grantor shall take all reasonable steps to maintain its trade secrets under applicable law and to preserve the secrecy of its confidential information.

(ii) Other than to the extent permitted herein or in the Credit Agreement, or with respect to registration and applications no longer used, or except as would not, as deemed by the Borrower in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Article 9 Collateral consisting of Intellectual Property may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Other than as excluded or as permitted herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, be reasonably expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Article 9 Collateral consisting of Intellectual Property, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality and using the Trademarks which are material to such Grantor’s business in interstate commerce during the time in which this Agreement is in effect and to take all reasonable steps to preserve such Trademarks under the laws of relevant jurisdiction. Each Grantor agrees to renew those of its domain name registrations that are material to such Grantor’s business.

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(iv) Each Grantor represents and warrants that it is the lawful owner of all material Article 9 Collateral consisting of Intellectual Property, including (i) the Patents listed in the Perfection Certificate for such Grantor and that said Patents include all the material United States patents and applications that such Grantor owns as of the date hereof, and (ii) the Copyrights listed in the Perfection Certificate for such Grantor and that said Copyrights include all the United States copyrights registered and applied for with the USCO for material United States copyrights that such Grantor owns as of the date hereof.

(v) Each Grantor further represents and warrants that the Trademarks and domain names listed in the Perfection Certificate include all material United States registered marks and applications for United States registered marks in the USPTO and all material domain names that such Grantor owns in connection with its business as of the date hereof. Each Grantor represents and warrants that it is the lawful owner of all U.S. trademark registrations and applications and domain name registrations listed in the Perfection Certificate and that said registrations are subsisting and have not been canceled, and that such Grantor has not received any written third-party claim that any of said registrations is invalid or unenforceable, other than as would not, either individually or in the aggregate, in the Grantor’s reasonable opinion, be reasonably expected to have a Material Adverse Effect.

(vi) Each Grantor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Grantor learns is likely to be infringing, contributorily infringing, actively inducing infringement, misappropriating or otherwise violating any of such Grantor’s rights in and to any Intellectual Property in any manner that would, in the Grantor’s reasonable opinion, reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Grantor’s use of any Intellectual Property material to such Grantor’s business violates in any material respect any property right of such party. Each Grantor further agrees to take appropriate actions diligently against, including, but not limited to prosecution of, in accordance with reasonable business practices, any Person infringing any Intellectual Property right in any manner that would, in the Grantor’s reasonable opinion, reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

(vii) If any Grantor acquires, makes an application for, or is issued a registration for Intellectual Property before the USPTO, the USCO, or an equivalent thereof in any state of the United States, such Grantor shall, at its own expense, deliver to the Administrative Agent a grant of a security interest in such application or registration, within sixty (60) days of the submission of such application or receipt of registration (twenty (20) days in the case of Copyrights) confirming the grant of a security interest in such Intellectual Property to the Administrative Agent hereunder. Such security interest must be substantially in the form of Exhibit III hereto in the case of Patents, Exhibit IV hereto in the case of Trademarks, or Exhibit V hereto in the case of Copyrights, or in such other form as may be reasonably satisfactory to the Administrative Agent.

(viii) Concurrently with the delivery of the Perfection Certificate pursuant to Section 3.03(c), and upon reasonable request by the Administrative Agent (but in any event, not more than three times per fiscal year), if a United States Patent or an application for a United States Patent, a registered Copyright, or an application for a United States Copyright is issued or acquired by a Grantor, the relevant Grantor shall deliver to the Administrative Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, and shall update, through amendment or by other written document executed by and reasonably acceptable to Administrative Agent and such Grantor, the relevant schedules of any Intellectual Property Security Agreement filed with the USPTO pursuant to this Agreement, such that any such update may be filed with the USPTO.

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(ix) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Article 9 Collateral consisting of Intellectual Property to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(x) Subject to Sections 3.02 and 3.03(i) above, the Grantors shall use commercially reasonable efforts to correct all currently known chain of title issues regarding the Article 9 Collateral constituting Intellectual Property collateral listed on Schedule 12 of the Perfection Certificate within sixty (60) days following the Closing Date (or such later date as agreed by the Administrative Agent in its sole discretion) and; provided, however, that if despite such efforts, Grantors cannot correct these issues within sixty (60) days, they shall remain obligated to continue such efforts until the issues are resolved or it is reasonably determined by the Administrative Agent that it is no longer commercially reasonable to continue such efforts.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Article 9 Collateral and evidencing an amount in excess of $10,000,000, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, following the occurrence of an Event of Default such Grantor shall promptly notify the Administrative Agent thereof and, at the Administrative Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, either (i) cause the issuer to agree to comply with instructions from the Administrative Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Administrative Agent to become the registered owner of such securities. If any securities, whether certificated or uncertificated, or other investment property are held by any Grantor or its nominee through a securities intermediary or commodity intermediary, following the occurrence of an Event of Default, such Grantor shall immediately notify the Administrative Agent thereof and at the Administrative Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent shall either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Administrative Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Administrative Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of financial assets or other

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Investment Property held through a securities intermediary, arrange for the Administrative Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Administrative Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Administrative Agent agrees with each of the Grantors that the Administrative Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Administrative Agent is the securities intermediary.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) declare the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights vested in the Administrative Agent for the benefit of the Secured Parties (in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, and the Administrative Agent shall be entitled to exercise the power of attorney referred to below in Section 4.03 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency); (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Upon the occurrence and during the continuance of an Event of Default, the Grantors agree to execute such further documents as the Administrative Agent may reasonably request to transfer ownership of the Patents, Trademarks, domain names and Copyrights to the Administrative Agent for the benefit of the Secured Parties.

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The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights, for the purpose of (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto.

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SECTION 4.02. Application of Proceeds. (a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 9.03 of the Credit Agreement.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall, upon prior written request by the Administrative Agent at any time after and during the continuance of an Event of Default, grant to the Administrative Agent a non-exclusive, irrevocable, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

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ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part a Secured Obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event assets of any other Grantor shall be sold pursuant to any Collateral Document to satisfy any Secured Obligation owed to any Secured Party, and such other Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the greater of the book value or the fair market value of such assets, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Contributing Parties together with the net worth of the Claiming Party on the date hereof (or, in the case of any Grantor becoming a party hereto pursuant to Section 6.15, the date of the Security Agreement Supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party to the extent of such payment.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations, provided that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Secured Obligations, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with Section 9.03 of the Credit Agreement. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrower as provided in Section 11.02 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and

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remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 11.01 of the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 11.04 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Administrative Agent and the other Indemnitees (as defined in Section 11.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreements or instruments contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or Related Indemnified Person of such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 11.07 of the Credit Agreement.

SECTION 6.05. Survival of Agreement. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such

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representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Secured Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized).

SECTION 6.06. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile transmission or other electronic communication of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by facsimile transmission or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile transmission or other electronic communication. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by the Borrower (on its own behalf and on behalf of each Grantor and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or such L/C Issuer and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Secured Obligations owing to such Lender and its Affiliates or such L/C Issuer and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Secured Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates and no L/C Issuer or its Affiliates shall have a right to set off and apply any deposits held or other

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Indebtedness owing by such Lender or its Affiliates or such L/C Issuer or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code unless such Subsidiary is not a direct or indirect subsidiary of Holdings. Each Lender and L/C Issuer agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender or L/C Issuer, as the case may be; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and each L/C Issuer under this Section 6.08 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender and such L/C Issuer may have.

SECTION 6.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, HOLDINGS, EACH GRANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, HOLDINGS, EACH GRANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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SECTION 6.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.13. Collateral Sharing. Pursuant to Sections 7.01(ee) and 7.01(ii) of the Credit Agreement, the Administrative Agent acknowledges and agrees that it shall execute and deliver any collateral sharing agreements with one or more of the Grantors and other secured parties that may extend indebtedness thereunder to such Grantor or Grantors. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder shall be subject to the provisions of any collateral sharing agreement executed in furtherance of Sections 7.01(ee) and 7.01(ii) of the Credit Agreement. In the event of any conflict or inconsistency between a provision of such collateral sharing agreement and this Agreement relating to the foregoing in this Section 6.13, the provisions of such collateral sharing agreement shall control; provided that, for the avoidance of doubt, in no event shall the proceeds of any Collateral pledged by a Guarantor or any payments made by a Guarantor be applied to payment of any Excluded Swap Obligations of such Guarantor.

SECTION 6.14. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Secured Obligations (in each case other than (x) obligations under Secured Hedge Agreements not yet due and payable, (y) Cash Management Obligations not yet due and payable and (z) contingent indemnification obligations not yet accrued and payable) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary or is designated as an Unrestricted Subsidiary of Borrower.

(c) Upon any disposition by any Grantor of any Collateral that is not prohibited by the Credit Agreement or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 11.01 of the Credit Agreement, the security interest of such Grantor in such Collateral shall be automatically released.

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(d) A Grantor (other than Holdings and the Borrower) shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released if such Grantor ceases to be a Restricted Subsidiary pursuant to the terms of the Credit Agreement.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 6.14, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 6.14 shall be without recourse to or warranty by the Administrative Agent.

(f) At any time that the respective Grantor desires that the Administrative Agent take any action described in the immediately preceding paragraph (e), it shall, upon request of the Administrative Agent, deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b), (c) or (d). The Administrative Agent shall have no liability whatsoever to any Secured Party as a result of any release of Collateral by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 6.14.

(g) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank and each Hedge Bank by the acceptance of the benefits under this Agreement hereby acknowledge and agree that (i) the obligations of the Borrower or any Subsidiary under any Secured Hedge Agreement and the Cash Management Obligations (in each case, other than any Excluded Swap Obligation) shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Secured Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Hedge Bank or Cash Management Bank.

SECTION 6.15. Additional Restricted Subsidiaries. Pursuant to Section 6.11 of the Credit Agreement, certain Restricted Subsidiaries of Borrower that were not in existence, were not Restricted Subsidiaries or were Excluded Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Grantors upon becoming Restricted Subsidiaries or upon ceasing to be Excluded Subsidiaries by execution and delivery of a Security Agreement Supplement in the form of Exhibit I hereto by the Administrative Agent and such Restricted Subsidiary. Upon such execution and delivery, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.16. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of the Credit Agreement) and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the

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Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Secured Obligations secured hereby.

SECTION 6.17. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.18. Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Loan Documents and the Secured Hedge Agreements and otherwise in writing in connection herewith or therewith. It is the desire and intent of each Grantor and the Secured Parties that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, and in furtherance of the foregoing, it is noted that the obligations of each Grantor that is a Guarantor have been limited as expressly provided in the Guaranty and are limited hereunder as and to the same extent provided therein.

[Signatures on following page]

27

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

SABRE INC., as Borrower

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

EACH OF THE GUARANTORS LISTED ON
ANNEX A HERETO

By:	/s/ Jeffrey M. Dalton
	Name:	Jeffrey M. Dalton
	Title:	Authorized Signatory

[Sabre – Signature Page to Amended and Restated Pledge and Security Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Laura Warner
	Name:	Laura Warner
	Title:	Director

Signature page to Sabre Inc. Pledge and Security Agreement

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

SCHEDULE I

Pledged Equity

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership	Amount Pledged
Sabre Inc.	1,000 shares of Common Stock	Sabre Holdings Corporation	100%	1,000 shares

FlightLine Data Services, Inc.	200 shares of Common Stock	Sabre Inc.	100%	200 shares
GetThere Inc.	100 shares of Common Stock	Sabre Inc.	100%	100 shares

GetThere L.P.	13.5% Limited Partnership Interest	Sabre Inc.	13.5% LP	100%
	85.5% Limited Partnership Interest	GetThere Inc.	85.5% LP
	1% General Partnership Interest		1% GP
Lastminute (Cyprus) Ltd	554 Ordinary Shares	lastminute.com LLC	100%	360.1 shares

lastminute.com LLC	100 Class A Units	Travelocity Holdings, Inc.	9.0511%	9.0511 Class A Units
		Travelocity.com LP	90.9489%	90.9489 Class A Units
lastminute.com Holdings, Inc.	1 share of Common Stock	Travelocity.com LLC	100%	1 share

Sabre Digital Limited	400,002 Ordinary shares	Sabre Inc.	100%	260,001 shares
Sabre International Newco, Inc.	1,000 shares of Common Stock	Sabre Inc.	99.1%	991 shares
		GetThere L.P.	0.9%	9 shares

Sabre Investments, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%	1,000 shares
Sabre Holdings	45,731 Shares	Sabre International	100%	27,936

SCH-1

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership	Amount Pledged
(Luxembourg) S.á r.l		Newco, Inc.		shares

SabreMark G.P., LLC	100%	Sabre Inc.	100%	100%
SabreMark Limited Partnership	1% General Partnership Interest	SabreMark G.P. LLC	1% GP	100%
	99% Limited Partnership Interest	Sabre Inc.	99% LP

Sabre Soluciones de Viaje, S. de R.L. de C.V.	Series I B – 1 Fixed Value $2970	Sabre Inc.	99%	$11,127,360.32
	Series II B – 1 Variable Value $17,116,046.64	Sabre Inc.	99%
Site59.com, LLC	100%	Travelocity.com LP	100%	100%

SST Finance, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%	1,000 shares
SST Holding, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%	1,000 shares

Travelocity.co.uk Limited	1 Ordinary share	lastminute.com LLC	100%	0.65 shares
Travelocity Australia Pty Ltd.	100 Ordinary shares	Travelocity.com LP	100%	65 shares

Travelocity Europe Limited	120 Ordinary shares	lastminute.com LLC	99%	78 shares
Travelocity GmbH	1 Ordinary share	Travelocity.com LP	100%	0.65 shares

Travelocity Holdings I, LLC	100%	Travelocity.com LLC	100%	100%
Travelocity Holdings, Inc.	1,000 shares of Common Stock	Sabre Inc.	100%	1,000 shares

Travelocity International B.V.	18,000 Ordinary shares	lastminute.com Holdings, Inc.	100%	11,700 shares

2

Issuer	Interest Issued	Pledgor	Pledgor Percentage Ownership	Amount Pledged
Travelocity Sabre GmbH	2 Ordinary shares	lastminute.com LLC	100%	1.3 shares

Travelocity Services Canada Ltd.	100 shares of Common Stock	Travelocity.com LP	100%	65 shares
Travelocity.com LLC	100% Preferred Units[1]	Travelocity Holdings, Inc.	100% Preferred Units	100% Preferred Units
	100% Common Units[2]	Travelocity Holdings, Inc.	5% Common Units	5% Common Units
		TVL Common, Inc.	95% Common Units	95% Common Units

Travelocity.com LP	10% General Partnership Interest	Travelocity.com LLC	10% GP	100%
	90% Limited Partnership Interest	Travelocity.com LLC	89% LP
		Travelocity Holdings I, LLC	1% LP
TVL Common, Inc.	1 share of Common Stock	Sabre Inc.	100%	1 share

Zuji Holdings Ltd.	76,772,000 Ordinary shares	Travelocity.com LP	100%	49,901,800 shares

Other Equity Interests

1.	Sabre International Newco, Inc. owns 2,056,463 Convertible Preferred Equity Certificates with a nominal value of $35 issued by Sabre Holdings (Luxembourg) S.á r.l. on December 26, 2012.

[1]	Voting interest.
[2]	Non-voting interest.

3

Pledged Debt

Lender	Facility	Borrower	Principal Outstanding at 12/31/12		Interest Outstanding at 12/31/12
Travelocity Holdings I, LLC	LM Note C - $ 450M	lastminute.com LLC[3]	USD	450,000,000	USD	3,450,000
	LM Note C - $ 100M	lastminute.com LLC	USD	100,000,000	USD	766,167
	LM Note C - $ 50M	lastminute.com LLC	USD	50,000,000	USD	1,396,333

Sabre International Newco, Inc.	Promissory Note	Sabre Holdings (Luxebourg) S.á r.l.	USD	$270,000,010	USD	187,500

I.	A global note evidencing intercompany debt owed by a Grantor to a Grantor.

II.	A global note evidencing intercompany debt owed by a Non-Grantor to a Grantor.

[3]	Successor to lastminute.com Luxembourg S.á r.l.

4

SCHEDULE II

Commercial Tort Claims

The following list includes all commercial tort claims of each Grantor, with a value in excess of $10,000,000 and for which such Grantor has filed a complaint in a court of competent jurisdiction:

None.

EXHIBIT I

SUPPLEMENT NO.      dated as of [            ], to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties.

A. Reference is made to the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Reference is made to the Amended and Restated Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties, and certain Subsidiaries of the Borrower from time to time party thereto.

C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable.

D. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services. Section 6.15 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to provide Cash Management Services and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Cash Management Services previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.15 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Address Of Chief Executive Office:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

SCHEDULE I

TO SUPPLEMENTAL NO      TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

EXHIBIT II

FORM OF

PERFECTION CERTIFICATE

[On file]

EXHIBIT III

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of [            ], among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(i) All letters Patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters Patent of the United States or the equivalent thereof in any other country in or to which any Grantor now or hereafter has any right, title or interest therein, including registrations, recordings and pending applications in the

USPTO or any similar offices in any other country, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Patent Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I

Short Particulars of U.S. Patent Collateral

Title	Registrant	(Application Number) / Patent Number	(Filing Date) / Issuance Date
Method And Apparatus For Delivering Information In A Real Time Mode Over A Nondedicated Circuit	Sabre Inc.	5,652,759	07/29/97
Method and Apparatus For Providing Services to Partners and Third Party Web Developers	Sabre Inc.	(61/721,707)	(11/2/12)
Methods And System For Information Search And Retrieval	Travelocity.com LP	(09/698,077)	(10/30/00)
System And Method For Integrating Electronic Storage Facilities	Sabre Inc.	(09/902,184)	(07/10/01)

EXHIBIT IV

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of [            ], among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except for any Excluded Assets (collectively, the “Trademark Collateral”):

(i) (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor, and (b) all goodwill connected with the use of and symbolized thereby;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Trademark Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, excluding any Excluded Assets, is set forth in Schedule I.

Section 6. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I to

Trademark Security Agreement

Supplement

United States Trademarks, Service Marks and Trademark Applications

MARK	SERIAL NUMBER	REGISTRATION NUMBER	FILING DATE	REGISTRATION DATE	REGISTRANT
FLICA.NET	85/292,151	4,049,275	04/11/11	11/01/11	SabreMark Limited Partnership

EXHIBIT V

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of [                    ] among SABRE HOLDINGS CORPORATION (“Holdings”), SABRE, INC. (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Amended and Restated Pledge and Security Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrower are set forth in the Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as an L/C issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 7. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement, or the Credit Agreement, as applicable. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 8. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(i) (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO;

(ii) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto;

(iii) all causes of action arising prior to or after the date hereof for infringement of any of the foregoing, or unfair competition claims regarding the same.

Section 9. Termination. This Agreement is made to secure the satisfactory performance and payment of the Secured Obligations. This Copyright Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Secured Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 10. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 11. Representations and Warranties. Holdings and the Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 12. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SABRE HOLDINGS CORPORATION,
as Holdings

By:
Name:
Title:

SABRE INC.,
as the Borrower

By:
Name:
Title:

EACH OF THE CREDIT PARTIES LISTED ON ANNEX A HERETO,

By:
Name:
Title:

Acknowledged and accepted.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex A

List of Borrower Subsidiaries that are Credit Parties

1.	GetThere Inc.

2.	GetThere L.P.

3.	lastminute.com Holdings, Inc.

4.	lastminute.com LLC

5.	Sabre International Newco, Inc.

6.	Sabre Investments, Inc.

7.	SabreMark G.P., LLC

8.	SabreMark Limited Partnership

9.	Site59.com, LLC

10.	SST Finance, Inc.

11.	SST Holding, Inc.

12.	Travelocity Holdings I, LLC

13.	Travelocity Holdings, Inc.

14.	Travelocity.com LLC

15.	Travelocity.com LP

16.	TVL Common, Inc.

Schedule I

Short Particulars of U.S. Copyright Collateral

No.	COPYRIGHT	REG NO	REG DT	OWNER
1.	The roaming gnome.	VA1383181	11/20/2006	Travelocity.com, LP
2.	Travelocity.com (Travelocity icons)	VA977150	11/01/1999	Travelocity.com, LP
3.	Travelocity.com, a Sabre Company	VA1035237	03/13/2000	Sabre, Inc.
4.	OneBuild	TXu781700	02/5/1997	Sabre, Inc.